UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : December 8, 2005
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.
Item 8.01 Other Items.
Item. 9.01 Exhibits
SIGNATURES
Index to Exhibits
Underwriting Agreement
Press Release

Item 1.01 Entry Into Material Definitive Agreement.
On December 8, 2005, we entered into an Underwriting Agreement with Universal Compression Holdings, Inc. and J.P. Morgan Securities Inc. covering the sale by us of 6.75 million shares of Universal in an offering underwritten by J.P. Morgan Securities Inc, which is attached as an exhibit to this report.
Item 8.01 Other Items.
On December 8, 2005, we issued a press release relating to this sale, which is attached as an exhibit to this report.
Item. 9.01 Exhibits
(c) Exhibits
10.1 Underwriting Agreement, dated December 8, 2005, between Weatherford International Ltd., Universal Compression Holdings, Inc. and J.P. Morgan Securities Inc.
99.1 Press Release dated December 8, 2005 announcing sale of Universal Compression common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: December 8, 2005	/s/ LISA W. RODRIGUEZ
Lisa W. Rodriguez,
Senior Vice President and
Chief Financial Officer

Index to Exhibits
10.1 Underwriting Agreement, dated as of December 8, 2005, between Weatherford International Ltd., Universal Compression Holdings, Inc. and J.P. Morgan Securities Inc.
99.1 Press Release dated December 8, 2005 announcing sale of Universal Compression common stock.